================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                  ------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                 August 4, 2006

                                 REMOTEMDX, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-23153

                  Utah                                     87-0543981

     (State or other jurisdiction of              (IRS Employer Identification
             incorporation)                                  Number)

                           150 West Civic Center Drive
                                    Suite 400
                                Sandy, Utah 84070
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 563-7171

   Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement
Item 3.02    Unregistered Sales of Equity Securities

         On August [4], 2006, RemoteMDx, Inc. (the "Company"), closed a private placement of shares of its common stock. The Company sold 5,300,000 shares of its common stock (the "Shares"), at a purchase price of $1.30 per share, for aggregate proceeds to the Company of $6,890,000.

         The investors included EGI Fund (05-07) Investors, LLC, an affiliate of Equity Group Investments, out of Chicago, Illinois, and Gimmel Partners, LP, of New York City.

         The Company intends to use the proceeds from the sale of the Shares for general corporate purposes.

         In connection with the sale of the Shares, the Company granted registration rights to the purchasers, in connection with which the Company agreed to file a registration statement to register the resale of the Shares by the purchasers within 60 days of the closing. The Company also agreed to use its best efforts to have the registration statement declared effective within 120 days of the filing. In the event that the registration statement is not filed within 60 days of the closing or effective within 120 days of the filing, the Company is required to pay a 5% penalty to the investors.

         The Shares sold in the private placement were issued without registration under the 1933 Act in reliance on Section 4(2) of the 1933 Act and the rules and regulations promulgated thereunder.

ITEM 9.01.   Financial Statements and Exhibits

         (a)      Financial Statements

         None

         (b)      Exhibits


         10.1     Common Stock Purchase Agreement, dated as of August [4], 2006

         99       Press Release dated August 7, 2006.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      REMOTEMDX, INC.




                                      By: /s/ Michael G. Acton
                                         ---------------------------------------
                                      Michael G. Acton, Chief Financial Officer

Date: August 7, 2006



--------------------------------------------------------------------------------